UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2021

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCO	New York Stock Exchange
1.75% Senior Notes Due 2027	MCO 27	New York Stock Exchange
0.950% Senior Notes Due 2030	MCO 30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

TABLE OF CONTENTS

ITEM 1.01	Entry into a Material Definitive Agreement	3

ITEM 9.01	Financial Statements and Exhibits	4

SIGNATURES		6

EXHIBIT 2.1

EXHIBIT 10.1

Item 1.01,	“Entry into a Material Definitive Agreement”

Purchase Agreement

On August 5, 2021, Moody’s Analytics, Inc., a Delaware corporation and a wholly owned subsidiary of Moody’s Corporation (the “Registrant”, and together with such subsidiary, “Moody’s”), entered into a Purchase Agreement (the “Purchase Agreement”) with Daily Mail and General Trust plc, a public limited company organized under the laws of England and Wales (“Parent”), DMG Atlantic Ltd, a private limited company organized under the laws of England and Wales and a wholly owned subsidiary of Parent (“UK Seller”) and DMG US Investments, Inc., a Delaware corporation and a wholly owned subsidiary of UK Seller (the “Transferred US Entity”).

Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Moody’s will acquire all of the issued and outstanding common shares of the Transferred US Entity for a purchase price of £1.4 billion (the “Purchase Price”). The Purchase Price will be subject to adjustments pursuant to the terms of the Purchase Agreement.

The Purchase Agreement provides that, upon the consummation of the transactions contemplated thereby, a subsidiary of the Registrant will enter into a share purchase agreement to acquire all of the outstanding ownership interests of RMS Risk Management Solutions India Pte Ltd, a private limited company organized under the laws of India and a wholly owned subsidiary of Parent.

Consummation of the transactions contemplated by the Purchase Agreement are subject to the satisfaction or waiver of certain closing conditions, including, among others, (i) receipt of required approvals under, and expiration or waiver of all statutory waiting periods in respect to, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and similar applicable laws, (ii) the continued accuracy of representations and warranties made by the parties, (iii) the reorganization of certain direct and indirect subsidiaries of the Transferred US Entity, and (iv) the release of certain liabilities of Risk Management Solutions, Inc., a wholly owned subsidiary of the Transferred US Entity. The Purchase Agreement may be terminated by Parent or Moody’s at any time after February 4, 2022, or by Parent on or after September 30, 2021 under certain circumstances as provided in the Purchase Agreement. Consummation of the transactions contemplated by the Purchase Agreement is not subject to any financing condition.

In connection with Moody’s entry into the Purchase Agreement, on August 5, 2021, the Registrant entered into a commitment letter with Bank of America, N.A. (“Bank of America”) and BofA Securities, Inc., pursuant to which and subject to the terms and conditions set forth therein, Bank of America has agreed to provide a 364-day bridge loan facility of up to $1 billion in the aggregate to finance the transactions contemplated by the Purchase Agreement.

The Purchase Agreement contains customary representations and warranties of each party. Additionally, the Purchase Agreement provides for customary pre-closing covenants and agreements, including among others, for Parent and the Sellers to conduct the business of each relevant entity in the ordinary course and consistent with past practice, and for each of the parties to use its reasonable best efforts to cause the transactions contemplated by the Purchase Agreement to be consummated.

The foregoing descriptions of the Purchase Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

The foregoing descriptions are not intended to provide any factual information about the parties to the Purchase Agreement or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties by certain of the parties to the Purchase Agreement, which were made only for purposes of that agreement and as of specified dates. The representations and warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties thereto; are subject to limitations agreed upon by the contracting parties; may have been made for the purposes of allocating contractual risk between the parties to such agreement instead of establishing these matters as facts; and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations and warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Moody’s public disclosures.

Tax Matters Agreement

In connection with the Purchase Agreement, Moody’s Analytics, Inc. entered into a Tax Matters Agreement, dated August 5, 2021 (the “Tax Matters Agreement”), with Parent and UK Seller. The Tax Matters Agreement sets forth the rights and obligations of the parties with respect to certain pre-closing tax matters, including, among other things: (i) preparation of pre-closing tax returns, (ii) certain tax elections to be made by the Transferred U.S. Entity and UK Seller, (iii) intended tax treatment of certain transactions, (iv) calculation of and responsibility for certain pre-closing taxes, (v) tax proceedings, (vi) purchase price allocation, and (vii) certain pre-closing equity transfers.

The foregoing descriptions of the Tax Matters Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Tax Matters Agreement, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 9.01,	“Financial Statements and Exhibits”

(d) Exhibits

2.1*	Purchase Agreement, dated as of August 5, 2021, among Moody’s Analytics, Inc., Daily Mail and General Trust plc, DMG Atlantic Ltd, and DMG US Investments, Inc.

10.1	Tax Matters Agreement, dated as of August 5, 2021, among Moody’s Analytics, Inc., Daily Mail and General Trust plc and DMG Atlantic Ltd.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Moody’s hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the Securities and Exchange Commission.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this document are forward-looking statements and are based on future expectations, plans and prospects for Moody’s business and operations that involve a number of risks and uncertainties. The forward-looking statements in this document are made as of the date hereof, and Moody’s disclaims any duty to supplement, update or revise such statements on a going-forward basis, whether as a result of subsequent developments, changed expectations or otherwise. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Moody’s is identifying certain factors that could cause actual results to differ, perhaps materially, from those indicated by these forward-looking statements. Those factors, risks and uncertainties include, but are not limited to, (i) as it relates to the proposed transaction: the costs incurred in negotiating and consummating the proposed transaction, including the diversion of management time and attention; the ability of the parties to successfully complete the proposed acquisition on anticipated terms and timing, including obtaining regulatory approvals (without any significant conditions being imposed); the possibility that the conditions to closing may not be satisfied and the transaction will not be consummated; not incurring any unforeseen, but significant liabilities; risks relating to the integration of the Sellers’ operations, products and employees into Moody’s and the possibility that anticipated synergies and other benefits of the proposed acquisition will not be realized in the amounts anticipated or will not be realized within the expected timeframe; risks that the proposed acquisition could have an adverse effect on the business of the Sellers or their prospects, including, without limitation, on relationships with vendors, suppliers or customers; claims made, from time to time, by vendors, suppliers or customers; changes in US, India or global marketplaces that have an adverse effect on the business of the Sellers; the outcome of legal proceedings if any which may arise following the announcement of the proposed acquisition; any meaningful changes in the credit markets to the extent that they increase the cost of financing for the transaction; and the ability of the Sellers to comply successfully with the various governmental regulations applicable to their business, as they exist from time to time, and the risk of any failure relating thereto; and (ii) as it relates to Moody’s generally: the impact of COVID-19 on volatility in the U.S. and world financial markets, on general economic conditions and GDP in the U.S. and worldwide, and on the Moody’s own operations and personnel; future world-wide credit market disruptions or economic slowdowns, which could affect the volume of debt and other securities issued in domestic and/or global capital markets; other matters that could affect the volume of debt and other securities issued in domestic and/or global capital markets, including regulation, credit quality concerns, changes in interest rates and other volatility in the financial markets such as that due to Brexit and uncertainty as companies transition away from LIBOR; the level of merger and acquisition activity in the U.S. and abroad; the uncertain effectiveness and possible collateral consequences of U.S. and foreign government actions affecting credit markets, international trade and economic policy, including those related to tariffs, tax agreements and trade barriers; concerns in the marketplace affecting our credibility or otherwise affecting market perceptions of the integrity or utility of independent credit agency ratings; the introduction of competing products or technologies by other companies; pricing pressure from competitors and/or customers; the level of success of new product development and global expansion; the impact of regulation as an NRSRO, the potential for new U.S., state and local legislation and regulations; the potential for increased competition and regulation in the EU and other foreign jurisdictions; exposure to litigation related to our rating opinions, as well as any other litigation, government and regulatory proceedings, investigations and inquiries to which Moody’s may be subject from time to time; provisions in U.S. legislation modifying the pleading standards and EU regulations modifying the liability standards, applicable to credit rating agencies in a manner adverse to credit rating agencies; provisions of EU regulations imposing additional procedural and substantive requirements on the pricing of services and the expansion of supervisory remit to include non-EU ratings used for regulatory purposes; the possible loss of key employees; failures or malfunctions of our operations and infrastructure; any vulnerabilities to cyber threats or other cybersecurity concerns; the outcome of any review by controlling tax authorities of Moody’s global tax planning initiatives; exposure to potential criminal sanctions or civil remedies if Moody’s fails to comply with foreign and U.S. laws and regulations that are applicable in the jurisdictions in which Moody’s operates, including data protection and privacy laws, sanctions laws, anti-corruption laws, and local laws prohibiting corrupt payments to government officials; the impact of mergers, acquisitions or other business combinations and the ability of Moody’s to successfully integrate acquired businesses; currency and foreign exchange volatility; the level of future cash flows; the levels of capital investments; and a decline in the demand for credit risk management tools by financial institutions. These factors, risks and uncertainties as well as other risks and uncertainties that could cause Moody’s actual results to differ materially from those contemplated, expressed, projected, anticipated or implied in the forward-looking statements are currently, or in the future could be, amplified by the COVID-19 outbreak, and are described in greater detail under “Risk Factors” in Part I, Item 1A of Moody’s annual report on Form 10-K for the year ended December 31, 2020, and in other filings made by Moody’s from time to time with the SEC or in materials incorporated herein or therein. Stockholders and investors are cautioned that the occurrence of any of these factors, risks and uncertainties may cause Moody’s actual results to differ materially from those contemplated, expressed, projected, anticipated or implied in the forward-looking statements, which could have a material and adverse effect on Moody’s business, results of operations and financial condition. New factors may emerge from time to time, and it is not possible for Moody’s to predict new factors, nor can Moody’s assess the potential effect of any new factors on it.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ Elizabeth M. McCarroll
Elizabeth M. McCarroll
Corporate Secretary and Associate General Counsel

Date: August 5, 2021